SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934 (Amendment No. 2)

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☒	Definitive Proxy Statement

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Shumate Industries, Inc.
(Name of Registrant as Specified In Its Charter)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON WEDNESDAY, JUNE 6, 2007

You are cordially invited to attend our annual meeting of stockholders, which will be held on Wednesday, June 6, 2007, at 3:30 p.m. Central Daylight Savings Time at: The Woodlands Waterway Marriot Hotel & Convention Center located at 1601 Lake Robbins Drive, The Woodlands, Texas 77380. The annual meeting is being held for the following purposes:

1.	To elect eight directors to our Board of Directors, whose terms are described in this proxy statement.

2.	To transact other business that may properly come before the annual meeting or any adjournment or postponement of the meeting.

Only stockholders of record at the close of business on April 10, 2007 are entitled to vote at our annual meeting. A list of stockholders entitled to vote will be available for examination for ten days prior to the annual meeting, between the hours of 9:00 a.m. and 4:00 p.m., at the offices of Spectrum Law Group, LLP, 1900 Main Street, Suite 125, Irvine, California 92614.

Your vote is important. We urge you to sign and return your proxy before the annual meeting so that your shares will be represented and voted at the annual meeting, even if you cannot attend.

This proxy statement, our annual report on Form 10-KSB for the year ended December 31, 2006, and the proxy card are being distributed on or about May 2, 2007.

By Order of the Board of Directors,

/s/ Matthew C. Flemming
MATTHEW C. FLEMMING Executive Vice President, Chief Financial Officer, Treasurer, and Secretary

PROXY STATEMENT

GENERAL

This proxy statement is being furnished to our stockholders in connection with the solicitation by our Board of Directors of proxies to be voted at our annual meeting of stockholders on Wednesday, June 6, 2007. You are requested to vote on the proposals described in this proxy statement.

Our principal executive offices are located at 12060 FM 3083, Conroe, Texas 77301. The telephone number at this address is (936) 539-9533.

This proxy statement, our annual report on Form 10-KSB for the year ended December 31, 2006, and the proxy card are being distributed on or about May 2, 2007.

STOCKHOLDER APPROVAL

Pursuant to this proxy statement, we are soliciting proxies to be voted at the annual meeting. The annual meeting will be held to consider and vote on the following proposals:

1.	To elect eight directors to our Board of Directors, whose terms are described in this proxy statement.

2.	To transact other business that may properly come before the annual meeting or any adjournment or postponement of the meeting.

ABOUT THE SOLICITATION

SOLICITATION OF PROXIES AND ACCEPTANCES

This proxy statement is furnished in connection with our solicitation of proxies to be voted at the annual meeting.

You must complete and return the enclosed proxy in order to vote for or against the proposals. Our Board of Directors recommends a vote “FOR” the proposals.

Whether or not you are able to attend the annual meeting, your vote by proxy is very important. Stockholders are encouraged to mark, sign, and date the enclosed proxy and mail it promptly in the enclosed return envelope marked “Proxy.”

Proxies are being solicited by and on behalf of our Board of Directors. We will bear all expenses of this solicitation, including the cost of preparing and mailing this proxy statement. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers, and employees in person or by telephone, telegram, or other means of communication. Such directors, officers, and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Arrangements will also be made with custodians, nominees, and fiduciaries for forwarding of proxy solicitation material to beneficial owners of our common stock held of record by such persons, and we may reimburse such custodians, nominees, and fiduciaries for reasonable expenses incurred in connection therewith.

RECORD DATE

The record date for purposes of determining which stockholders may vote at the annual meeting is the close of business on April 10, 2007. On the record date, there were 19,989,045 shares of our common stock outstanding, and there were approximately 400 holders of record.

DATE, TIME AND PLACE OF ANNUAL MEETING

The annual meeting will be held on Wednesday, June 6, 2007, at 3:30 p.m. Central Daylight Savings Time at The Woodlands Waterway Marriot Hotel & Convention Center located at 1601 Lake Robbins Drive, The Woodlands, Texas 77380.

PURPOSE OF ANNUAL MEETING

The purpose of the annual meeting is to consider and vote on the following:

1.	To elect eight directors to our Board of Directors, whose terms are described in this proxy statement.

2.	To transact other business that may properly come before the annual meeting or any adjournment or postponement of the meeting.

VOTING OF PROXIES

All shares represented by a properly executed proxy will be voted at the annual meeting in accordance with the directions on such proxy. If no direction is indicated on a properly executed proxy, the shares covered thereby will be voted in favor of each proposal.

VOTING RIGHTS; QUORUM

Shares representing a majority of the total outstanding votes, whether present or represented by proxy, constitute a quorum. If you vote or return a proxy, your shares will be considered part of the quorum.

Assuming a quorum of stockholders is present at the annual meeting, the affirmative vote of a majority of all votes cast is needed to approve the election of directors. Each share of our common stock is entitled to one vote.

NO DISSENTERS’ RIGHTS

Stockholders have no appraisal or dissenters’ rights with respect to any of the transactions described in this proxy statement.

REVOCATION OF PROXIES

A stockholder who has executed and returned a proxy may revoke it at any time before it is voted by executing and returning a proxy bearing a later date, by giving written notice of revocation to our Secretary, Matthew C. Flemming, at our corporate offices, or by attending the annual meeting and voting in person.

PROPOSAL 1
ELECTION OF DIRECTORS

Structure

Our bylaws provide that our board will consist of between three and twelve members, with the number of directors determined from time to time by our board. The number of directors is currently set at eight.

Directors are elected to hold office until the next annual meeting of stockholders and until their respective successors have been elected and qualified.

Nomination

Our board has nominated Larry C. Shumate, Matthew C. Flemming, Russell T. Clark, Frank X. Marshik, Steven B. Erikson, Leo B. Womack, Kenton Chickering III, and Francis Jungers to serve as directors until the next annual meeting of stockholders and until their respective successors have been elected and qualified. Mr. Shumate has been nominated to act as Chairman of the Board. All nominees are current members of our board.

Vote Required

The eight nominees at the annual meeting who receive the greatest number of votes cast for the election of directors at the meeting will be elected as directors. In the absence of other instructions, the proxies will be voted FOR Messrs.  Shumate, Flemming, Clark, Marshik, Erikson, Womack, Chickering, and Jungers. If prior to the annual meeting our board should learn that any nominee will be unable to serve by reason of death, incapacity, or other unexpected occurrence, the proxies that would have otherwise been voted for such nominee will be voted for a substitute nominee as selected by our board. Alternatively, the proxies may, at our board’s discretion, be voted for only the remaining nominees. Our board has no reason to believe that any of the nominees will be unable to serve.

Directors Nominated for Election

Larry C. Shumate, 54, is our President and Chief Executive Officer and is the current Chairman of the Board of Directors. Mr. Shumate founded Shumate Machine Works in 1978 and has more than 28 years of manufacturing and management experience. Mr. Shumate has been the President of Shumate Machine since its inception and became our President and Chief Executive Officer in 2004. Mr. Shumate has served as a director since April 2004.

Matthew C. Flemming, 38, is a director and our Chief Financial Officer, Treasurer, Secretary, and Executive Vice-President. Mr. Flemming was a co-founder of Excalibur Holdings. From June 1999 to March 2001, he served as Chief Executive Officer of WorldByNet, Inc. a Houston, Texas based privately held Internet start-up company. From January 1994 to May 1999, Mr. Flemming served as Chief Executive Officer of FARO Pharmaceuticals, Inc., a privately held specialty products company. From May 1991 to December 1993, he was a Series 7 licensed financial advisor with Eppler, Guerin and Turner, a regional investment banking firm in the Southwest at that time. Mr. Flemming received a Bachelor of Arts in Finance from the University of Houston. Mr. Flemming is a former officer of Excalibur Holdings, Inc., Aeroweld, Inc., Excalibur Steel, Inc., and Excalibur Services, Inc., all former direct or indirect subsidiaries of our company, prior to their respective filings for bankruptcy protection. Mr. Flemming has served as a director since April 2002.

Russell T. Clark, 41, is a director and our Vice President and Chief Operating Officer. Mr. Clark has served as the Chief Operating Officer of Shumate Machine Works since 1998, developing operating procedures, production systems and controls and managing manufacturing personnel for growth. From 1988 to 1998, Mr. Clark worked at Baker Hughes in a variety of positions. From 1996 to 1998 he was Quality Assurance Manager for the western hemisphere for the Navitrak product line, and from 1988 to 1996, Mr. Clark served as Senior Quality Manager of Baker Hughes Develco and Senior Quality Engineer of Baker Hughes MWD. Mr. Clark has served as a director since April 2004.

Francis X. Marshik, 80, is a director. Mr. Marshik retired in 1986 from M.W. Kellogg, an engineering, construction and fabrication company, where he served as its Senior Vice President of Global Business Development since 1980. From 1974 to 1980, Mr. Marshik was Commercial Vice President of M.W. Kellogg in London, and from 1968 to 1972, he was the head of the Far East as General Manager of Japan. From 1950 to 1966, Mr. Marshik held various positions at C.F. Braun, an engineering company. He received a Bachelor of Science from Oregon State University. Mr. Marshik has served as a director since April 2002.

Steven B. Erikson, 39, is a director. Mr. Erikson is a co-founder of Flowchem, Ltd., a specialty chemical provider to the pipeline industry, and has been its president since 2001. From 1998 to 2000, Mr. Erikson was the president of Red Rock Interests, Ltd., a financial advisory and investment company. From 1995 to 1998, he was an associate with Jeffries & Co. in the Corporate Finance - Energy Group. From 1990 to 1993, Mr. Erikson was a senior consultant with PriceWaterhouseCoopers in the Bankruptcy and Turnaround Group. Mr. Erikson received a Bachelor of Arts in Economics from Colorado College and a Masters of Business Administration from Rice University. Mr. Erikson has served as a director since June 2006.

Leo B. Womack, 64, is a director. Mr. Womack has been the President and a director of Gulf Equities Realty Advisors, Inc., a diversified real estate portfolio management company, since 1986. He has also been the Chairman and Chief Financial Officer of Fairway Medical Technologies, Inc., a medical device company and a portfolio company of the Baylor College of Medicine Venture Fund, since 1996. He has been a director of Valves Incorporated of Texas, a specialty lubricants manufacturer for pipelines, since 1975. From 1969 to 1978, Mr. Womack was a managing partner of Womack, Gilman, Ritzwaller, & Co., which later merged with Fox & Company, a national accounting firm. From 1965 to 1969, was a senior accountant at Arthur Andersen & Co. Mr. Womack has been nominated to be a director of O.I. Corporation, a publicly traded company listed on the NASDAQ Stock Market. Mr. Womack is licensed as a certified public accountant and a real estate broker. He received a bachelor of arts from Texas A&M University. Mr. Womack has served as a director since June 2006.

Kenton “Ken” Chickering III, 71, is a director.  He is also the President of Hemiwedge Valve Corporation, our wholly-owned subsidiary. From 1976 to 1999, Mr. Chickering held various positions with Daniel Industries and Daniel Valve Co., including Executive Vice President, Vice President of Sales and Marketing from 1984 to 1988, and President of Daniel Valve Company from 1988 to 2003.  In 1999, Emerson Electric Co. (NYSE:EMR) purchased Daniel Valve Company. Later it was sold to SPX Corporation (NYSE: SPW) in 2002.  From 2003 to 2005, Mr. Chickering was Vice President of Development for SPX Valves & Controls, a division of SPX.  Daniel Valve Company is a global manufacturer and marketer of valves for applications such as pipelines, loading and unloading terminals.  From 1962 to 1976, Mr. Chickering was the Regional Manager for the eastern U.S. and Saudi Arabia for General Valve Co., a company that manufactured and marketed an expanding plug valve for pipeline service, which now is a part of Cameron International.  Prior thereto, Mr. Chickering served three years as a petroleum officer in the U.S. Air Force and was a petroleum engineer with Humble Oil, a company that was subsequently acquired by Exxon.  Mr. Chickering received his B.S. in Petroleum Engineering from the University of Oklahoma in 1957.  Mr. Chickering was the Chairman of the Valve Manufacturing Association in 1998.  Mr. Chickering was also the Pipeline Committee Chairman of the ASME Petroleum Division in 1990 and the Chairman of the Petroleum Division Executive Committee in 1996. Mr. Chickering has served as a director since June 2006.

Frank Jungers, 80, is a director.  Mr. Jungers also serves as a director of Horizon Lines, Inc., a publicly traded company, Horizon Lines Holding and H-Lines Finance, and Esco Corporation, a private metals company. He also is a former Chairman of the Board and Chief Executive Officer of Arabian American Oil Company, a petroleum producer.  During his career, Mr. Jungers has served as a director of AES Corporation and Georgia Pacific Corporation. Mr. Jungers has served as a director since January 2007.

Director Independence

Our Board of Directors has determined that Messrs. Marshik, Womack, Erikson, and Jungers are “independent” as defined under the standards set forth in Section 121A of the American Stock Exchange Company Guide. In making this determination, the Board of Directors considered all transactions set forth under “Certain Relationships and Related Transactions” below. All members of each of our Audit, Compensation, and Nomination and Governance Committees are independent directors, except that Mr. Flemming, who is the Chairperson of the Nomination and Governance Committee, is not independent.

Involvement in Certain Legal Proceedings

None of our directors or executive officers has, during the past five years:

•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

•
been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities, futures, commodities or banking activities; or

•
been found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

During 2004, Excalibur Steel, Excalibur Services, and Excalibur Aerospace, and during 2005 Excalibur Holdings, Inc., had their debts and liabilities discharged in bankruptcy. Mr. Flemming and Mr. Marshik, who are currently members of our Board of Directors and, in Mr. Flemming’s case, an officer, were also directors and, in Mr. Flemming’s case, an officer, of our company during these periods. Excalibur Steel, Excalibur Services, Excalibur Aerospace, and Excalibur Holdings, Inc. are all former direct or indirect subsidiaries of our company.

None of our remaining officers or directors has had any bankruptcy petition filed by or against any business of which he was a general partner or executive officer, either at the time of the bankruptcy or within two years prior to that time.

Information about our Board and its Committees.

Our Board of Directors held two formal meetings during fiscal 2006, and the Board of Directors acted by unanimous written consent on 16 occasions during fiscal 2006.

Audit Committee. Our Board of Directors established an Audit Committee which became active in April 2002. Since 2004 until August 2, 2006, our entire Board of Directors has served to act as the Audit Committee. On August 2, 2006, our Board of Directors appointed Leo B. Womack, Steven B. Erikson, and Frank X. Marshik to the Audit Committee and appointed Mr. Womack as the Chairman of the Audit Committee. Each of these directors continues to serve on the Audit Committee in the same capacity. All members of our Audit Committee are “independent” under American Stock Exchange standards. We have determined that Mr. Womack is an “audit committee financial expert” as such term is defined under the rules and regulations of the Securities Exchange Act of 1934, as amended.

The Audit Committee provides assistance to our board in satisfying its fiduciary responsibilities relating to our financial statements, financial reporting process, systems of internal accounting and financial controls and the annual independent audit of our financial statements. The Audit Committee is responsible for appointing or replacing the independent auditors, and approves all audit engagement fees and terms and all non-audit engagements with the independent auditors. The Audit Committee operates under a written charter adopted by our Board of Directors. Our Audit Committee held two meetings, both in conjunction with formal board meetings, in fiscal 2006.

Compensation Committee. On August 2, 2006, our Board of Directors established a Compensation Committee, appointed Steven B. Erikson, Leo B. Womack, and Frank X. Marshik to the Compensation Committee, and appointed Mr. Erikson as the Chairman of the Compensation Committee. Each of these directors continues to serve on the Compensation Committee in the same capacity. All members of our Compensation Committee are “independent” under American Stock Exchange standards.

The Compensation Committee’s basic responsibility is to review the performance and development of our management in achieving corporate goals and objectives and to assure that our senior executives are compensated effectively in a manner consistent with our strategy, competitive practice, and the requirements of the appropriate regulatory bodies. Toward that end, this committee oversees, reviews, and administers all of our compensation, equity, and employee benefit plans and programs. In addition, The Compensation Committee has the authority and responsibility to determine all aspects of executive compensation packages for executive officers and makes recommendations to the Board of Directors regarding the compensation of non-employee directors. This committee held one meeting, in conjunction with a formal board meeting, in fiscal 2006, and the committee acted by unanimous written consent on five occasions during fiscal 2006.

Nomination and Governance Committee.

On August 2, 2006, our Board of Directors established a Nominating and Governance Committee, appointed Matthew C. Flemming, Leo B. Womack, and Steven B. Erikson to the Nominating and Governance Committee, and appointed Mr. Flemming as the Chairman of the Nominating and Governance Committee. Each of these directors continues to serve on the Nominating and Governance Committee in the same capacity. All members of our Nomination and Governance Committee are “independent” under American Stock Exchange standards, except that Mr. Flemming, who is the Chairperson of the Nomination and Governance Committee, is not independent.

The Nomination and Governance Committee is responsible for overseeing, reviewing and making periodic recommendations concerning our corporate governance policies, and for recommending to the full Board of Directors candidates for election to the Board of Directors. This committee held one meeting during the last fiscal year in conjunction with a formal board meeting.

Nominees for the Board of Directors should be committed to enhancing long-term stockholder value and must possess a high level of personal and professional ethics, sound business judgment, and integrity. The Board of Directors’ policy is to encourage selection of directors who will contribute to our overall corporate goals. The Nomination and Governance Committee may from time to time review the appropriate skills and characteristics required of board members, including such factors as business experience, diversity, and personal skills in oil & gas, technology, engineering, finance, marketing, sales, international business, financial reporting and other areas that are expected to contribute to an effective Board of Directors. In evaluating potential candidates for the Board of Directors, the Nomination and Governance Committee considers these factors in the light of the specific needs of the Board of Directors at that time.

In recommending candidates for election to the Board of Directors, the Nomination and Governance Committee considers nominees recommended by directors, officers, employees, stockholders and others, using the same criteria to evaluate all candidates. The Nomination and Governance Committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the Board of Directors. Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the Nomination and Governance Committee would recommend the candidate for consideration by the full Board of Directors. The Nomination and Governance Committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. To recommend a prospective nominee for the Nomination and Governance Committee’s consideration, submit the candidate’s name and qualifications to our Secretary in writing to the following address: Shumate Industries, Inc., Attn: Secretary, 12060 FM 3083, Conroe, Texas 77031. When submitting candidates for nomination to be elected at the Company’s annual meeting of stockholders, stockholders must also follow the notice procedures and provide the information required by our bylaws.

In particular, for the Nomination and Governance Committee to consider a candidate recommended by a stockholder for nomination at the 2008 Annual Meeting of Stockholders, the recommendation must be delivered or mailed to and received by our Secretary between December 1, 2007 and December 31, 2007 (or, if the 2008 annual meeting is not held within 30 days of the anniversary of the date of the 2007 annual meeting, within 10 days after our public announcement of the date of the 2008 annual meeting). The recommendation must include the following information to be considered at an annual meeting:

•	The stockholder’s name and address and the beneficial owner, if any, on whose behalf the nomination is proposed;

•	The stockholder’s reason for making the nomination at the annual meeting, and the signed consent of the nominee to serve if elected;

•	The number of shares owned by, and any material interest of, the record owner and the beneficial owner, if any, on whose behalf the record owner is proposing the nominee;

•	A description of any arrangements or understandings between the stockholder, the nominee and any other person regarding the nomination; and

•
Information regarding the nominee that would be required to be included in our proxy statement by the rules of the Securities and Exchange Commission, including the nominee’s age, business experience for the past five years and any other directorships held by the nominee.

Report of the Audit Committee

Our Audit Committee has issued the following report:

Management is responsible for our internal controls, financial reporting process, and compliance with laws and regulations and ethical business standards. The independent auditor is responsible for performing an independent audit of our consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes on behalf of the Board of Directors. In this context, the Audit Committee has reviewed and discussed with management and the independent auditors our audited financial statements. The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent auditors the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with them their independence from us and our management. Moreover, the Audit Committee has considered whether the independent auditor’s provision of other non-audit services to us is compatible with the auditor’s independence. In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-KSB for the fiscal year ended December 31, 2006 for filing with the Securities and Exchange Commission. By recommending to the Board of Directors that the audited financial statements be so included, the Audit Committee is not opining on the accuracy, completeness, or fairness of the audited financial statements.

Leo B. Womack, Chairman
Steven B. Erikson
Frank X. Marshik

AUDIT COMMITTEE

Communications with the Board of Directors

Stockholders can send communications to the Board of Directors by sending a certified or registered letter to the Chairman of the Board, care of the Secretary, at our main business address set forth above. Communications that are threatening, illegal, or similarly inappropriate, and advertisements, solicitations for periodical or other subscriptions, and other similar communications will generally not be forwarded to the Chairman.

Appointment of Auditors

Our Board of Directors selected Malone & Bailey, PC, independent accountants, as our auditors for the year ending December 31, 2006.  Malone & Bailey, PC previously audited our consolidated financial statements for the fiscal year ended December 31, 2005 and 2004. Representatives of Malone & Bailey, PC are not expected to attend this stockholder’s meeting.

Audit Fees

Malone & Bailey, PC billed us $51,750 in fees for our 2006 annual audit, $30,750 in fees for our 2005 annual audit, $43,320 in fees for the review of our quarterly financial statements for 2006, and $17,600 in fees for the review of our quarterly financial statements for 2005.

Audit-Related Fees

We did not pay any fees to Malone & Bailey, PC for assurance and related services that are not reported under Audit Fees above in 2006 or 2005.

Tax Fees

We did not pay any fees to Malone & Bailey, PC for tax compliance, tax advice or tax planning in 2006 or 2005.

All Other Fees

In 2006, Malone & Bailey, PC, billed us $19,450 for work in connection with our registration statements on Form SB-2. In 2005, Malone & Bailey, PC billed us $10,075 for work in connection with our proxy statement for our special meeting of stockholders held on October 19, 2005.

Pre-Approval Policies and Procedures

We have implemented pre-approval policies and procedures related to the provision of audit and non-audit services.  Under these procedures, our audit committee pre-approves all services to be provided by Malone & Bailey, PC and the estimated fees related to these services.

All audit, audit related, and tax services were pre-approved by the audit committee, which concluded that the provision of such services by Malone & Bailey, PC was compatible with the maintenance of that firm’s independence in the conduct of its auditing functions. Our pre-approval policies and procedures provide for the audit committee’s pre-approval of specifically described audit, audit-related, and tax services on an annual basis, but individual engagements anticipated to exceed pre-established thresholds must be separately approved. The policies and procedures also require specific approval by the audit committee if total fees for audit-related and tax services would exceed total fees for audit services in any fiscal year. The policies and procedures authorize the audit committee to delegate to one or more of its members pre-approval authority with respect to permitted services.

THE BOARD OF DIRECTORS UNANIMOUSLY

RECOMMENDS A VOTE “FOR” THIS PROPOSAL.

MANAGEMENT

Executive Officers

Our executive officers, the positions held by them, and their ages are as follows:

Name	Age	Position
Larry C. Shumate	54	Chairman of the Board of Directors, President, and Chief Executive Officer
Matthew C. Flemming	38	Chief Financial Officer, Executive Vice President, Treasurer, Secretary, and Director
Russell T. Clark	41	Vice President, Chief Operating Officer, and Director

Executive Compensation

The following table sets forth the compensation paid to the Chief Executive Officer and our other executive officers for services rendered during the fiscal years ended December 31, 2006 and 2005.

Summary Compensation Table
Name and Position	Year	Salary	Bonus	Stock Awards ($)		Option Awards ($)	All Other Compensation		Total ($)
Larry C. Shumate	2006	$150,000	$70,000	—		—	$11,770	(1)	$231,770
Chairman, President and	2005	$150,000	$15,000	$10,500	(2)	—	$20,769	(3)	$196,269
Chief Executive Officer

Matthew C. Flemming	2006	$140,000	$67,500	—		—	$26,950	(4)	$234,450
Executive Vice President,	2005	$140,000	$15,000	$7,000	(5)	—	$8,077	(6)	$170,077
Chief Financial Officer, Secretary and Treasurer

Russell T. Clark	2006	$120,000	$40,000	—		—	$17,770	(7)	$177,770
Vice President and	2005	$120,000	$15,000	$8,750	(8)	—	$16,154	(9)	$159,904
Chief Operating Officer

(1)	Includes $6,000 for car allowance and $5,770 as payment of cash for unused accrued vacation.

(2)
Includes a restricted stock award of 1,500,000 shares issued under our 2005 Stock Incentive Plan. The restricted stock award did not vest until the closing of our October 2005 reorganization. The value of the restricted stock award represents the compensation costs of the restricted stock award for financial reporting purposes for fiscal 2005 under the Statement of Financial Accounting Standards No. 123 (revised 2004) Share-Based Payments (“FAS 123R”).

(3)	Includes $11,539 as payment of cash for unused accrued vacation and $9,230 in other perquisites.

(4)	Includes $6,000 for car allowance, $4,800 for gas allowance, $4,200 for cell phone allowance, and $10,770 as payment of cash for unused accrued vacation.

(5)
Includes a restricted stock award of 1,000,000 shares issued under our 2005 Stock Incentive Plan. The restricted stock award did not vest until the closing of our October 2005 reorganization. The value of the restricted stock award represents the compensation costs of the restricted stock award for financial reporting purposes for fiscal 2005 under FAS 123R.

(6)	Includes $8,077 as payment of cash for unused accrued vacation.

(7)	Includes $6,000 for car allowance and $11,770 as payment of cash for unused accrued vacation.

(8)
Includes a restricted stock award of 1,250,000 shares issued under our 2005 Stock Incentive Plan. Includes a restricted stock award of 1,500,000 shares issued under our 2005 Stock Incentive Plan. The restricted stock award did not vest until the closing of our October 2005 reorganization. The value of the restricted stock award represents the compensation costs of the restricted stock award for financial reporting purposes for fiscal 2005 under FAS 123R.

(9)	Includes $16,154 as payment of cash for unused accrued vacation.

Outstanding Equity Awards

There were no outstanding equity awards, unexercised options, unvested stock, or equity incentive plan awards as of December 31, 2006 for any of the executive officers named in the Summary Compensation Table above.

Employment Agreements

Each of our executive officers currently works for us without written employment agreements.

Compensation of Directors

The following table sets forth the compensation paid to each director (other than compensation set forth under Executive Compensation) for services rendered during the fiscal year ended December 31, 2006.

	Fees Earned or
	Paid in	Stock	Option		All Other
Name	Cash	Awards ($)	Awards ($)		Compensation		Total ($)
Frank Marshik	—	—	—		—		—
Leo B. Womack	—	—	$46,548	(1)	—		$46,548
Steven B. Erikson	—	—	$46,548	(2)	—		$46,548
Kenton Chickering III	—	—	$51,358	(3)	$42,260	(4)	$93,618
Francis Jungers	—	—	—		—		—

(1)
On March 21, 2006, Mr. Womack was granted a stock option to purchase up to 50,000 shares of our common stock at a price of $1.00 per share for agreeing to join our Board of Directors. These options vested on June 7, 2006 when Mr. Womack was elected to the Board of Directors. All of these options remained outstanding as of December 31, 2006. The value represents the compensation costs of stock options for financial reporting purposes for the year under FAS 123R.

(2)
On March 21, 2006, Mr. Erikson was granted a stock option to purchase up to 50,000 shares of our common stock at a price of $1.00 per share for agreeing to join our Board of Directors. These options vested on June 7, 2006 when Mr. Womack was elected to the Board of Directors. All of these options remained outstanding as of December 31, 2006. The value represents the compensation costs of stock options for financial reporting purposes for the year under FAS 123R.

(3)
On September 12, 2006, Mr. Chickering was granted a stock option to purchase up to 50,000 shares of our common stock at a price of $1.21 per share for agreeing to join our Board of Directors. These options vested immediately. All of these options remained outstanding as of December 31, 2006. The value represents the compensation costs of stock options for financial reporting purposes for the year under FAS 123R.

(4)
Mr. Chickering provided consulting services to us in 2006, for which we agreed to pay him a total of $21,640 in cash and 16,640 shares of our common stock valued at $20,800 at the time of grant, which value represents the compensation costs of the stock award for financial reporting purposes for the year under FAS 123R..

All directors receive reimbursement for reasonable out-of-pocket expenses in attending Board of Directors meetings and for promoting our business.

From time to time we may engage certain members of the Board of Directors to perform services on our behalf. In such cases, we compensate the members for their services at rates no more favorable than could be obtained from unaffiliated parties. Other than as set forth above, we did not engage any members of the Board of Directors to perform services our behalf in 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors, executive officers, and stockholders holding more than 10% of our outstanding common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in beneficial ownership of our common stock. Executive officers, directors and greater-than-10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. To our knowledge, based solely on review of the copies of such reports furnished to us for the period ended December 31, 2006, all Section 16(a) reports required to be filed by our executive officers, directors, and greater-than-10% stockholders were filed on a timely basis, except that (1) Messrs. Womack, Erikson, and Chickering were late in filing their Form 3s in connection with their respective appointments to the Board of Directors, (2) Mr. Chickering did not file a Form 4 in connection with his acquisition of shares for services rendered (such transaction was reported on a Form 5), (3) Mr. Marshik was late in filing his Form 4 in connection with his acquisition of shares and warrants issued in a private placement, (4) Mr. Womack did not file a Form 4 in connection with his acquisition of shares and warrants issued in a private placement (such transaction was reported on a Form 5), and (5) Stillwater National Bank did not file a Form 4 in connection with its cancellation of a $2,500,000 convertible promissory note.

Code of Ethics

We have adopted a code of ethics that applies to the principal executive officer and principal financial and accounting officer. We will provide to any person without charge, upon request, a copy of our code of ethics. Requests may be directed to our principal executive offices at 12060 FM 3083, Conroe, Texas 77301.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 14, 2007 by the following persons:

•	each person who is known to be the beneficial owner of more than five percent (5%) of our issued and outstanding shares of common stock;

•	each of our directors and executive officers; and

•	all of our directors and executive officers as a group.

Name And Address	Number Of Shares Beneficially Owned		Percentage Owned
Larry C. Shumate	1,752,600	(1)	9.02%
Matthew C. Flemming	1,320,421	(1)(2)	6.80%
Russell T. Clark	1,418,400	(1)	7.30%
Frank X. Marshik	411,768	(3)	2.12%
Steven B. Erikson	135,000	(4)	*
Leo B. Womack	154,798	(5)	*
Kenton Chickering III	70,640	(1)(6)	*
Francis Jungers	449,000	(1)(7)	2.30%
Stillwater National Bank & Trust Company Southwest Bancorp, Inc.	2,368,000	(8)	12.19%
Whalehaven Capital Fund, Ltd.	1,057,400	(9)	5.34%

All directors and officers as a group	5,712,627		28.97%

*Less than 1%.

(1)	The address is c/o Shumate Industries, Inc., 12060 FM 3083, Conroe, Texas 77301.

(2)
154,071 shares have been pledged to Comerica Bank to secure payment for a loan collateralized by the shares. Mr. Flemming has defaulted on the loan and Comerica Bank has foreclosed on the pledge and sells the shares from time to time. In addition, 1,116,350 shares have been pledged to Stillwater National Bank and Trust to secure payment for a loan collateralized by the shares.

(3)
Includes 258,910 shares held by the Marshik Family Trust, of which Mr. Marshik is a grantor and a trustee, 137,429 shares held by Mr. Marshik’s IRA, and 15,429 shares underlying presently exercisable warrants. Mr. Marshik’s address is 8515 Costa Verde Boulevard, #907, San Diego, CA 92112.

(4)
Includes 85,000 shares held by Red Rock Interests, Ltd., of which Mr. Erikson is President and shareholder, and 50,000 shares underlying presently exercisable options. Mr. Erikson’s address is #5 Longbow Lane, Houston, Texas 77024.

(5)
Includes 99,298 shares held by a trust of which Mr. Womack is a trustee, 50,000 shares underlying presently exercisable options, and 5,500 shares underlying presently exercisable warrants. Mr. Womack’s address is 710 North Post Oak Road, Suite 400, Houston, Texas 77024.

(6)	Includes 50,000 shares underlying presently exercisable options.

(7)
Includes 302,000 shares held by the Francis Jungers Trust, of which Mr. Jungers is a grantor and a trustee, 8,000 shares held by Mr. Jungers’ IRA, 9,000 shares held by the Julie Jungers Trust, of which Mr. Jungers’ spouse is a grantor and a trustee, 55,000 shares underlying presently exercisable warrants, and 75,000 shares underlying presently exercisable options.

(8)
Stillwater National Bank and Trust Company is a national bank organized under the laws of the United States, and Southwest Bancorp, Inc. is a corporation organized under Oklahoma law and the registered financial holding company for the Stillwater National Bank and Trust Company. Southwest Bancorp owns all of the outstanding voting securities of Stillwater National Bank. The name of the person who has voting or investment control over the securities owned by Stillwater National Bank is Jerry Lanier. The address of both Stillwater National Bank and Southwest Bancorp is 608 South Main Street, Stillwater, Oklahoma.

(9)
Includes 375,000 shares underlying presently exercisable warrants. The name of the person who has voting or investment control over the securities owned by Whalehaven Capital Fund Limited is Michael Finkelstein. The address is 3rd Floor, 14 Par-la Ville Road, Hamilton HM08, Bermuda.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. The number of shares and the percentage beneficially owned by each individual listed above include shares that are subject to options held by that individual that are immediately exercisable or exercisable within 60 days from the date of this report and the number of shares and the percentage beneficially owned by all officers and directors as a group includes shares subject to options held by all officers and directors as a group that are immediately exercisable or exercisable within 60 days from the date of this report.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On October 19, 2005, we completed a financial restructuring of our company. As part of this restructuring, we issued 2,368,000 shares of our common stock to Stillwater National Bank, representing approximately 20% of our then issued and outstanding shares, in exchange for the cancellation of debt in the amount of $2,368,000, and we executed a convertible promissory note in the amount of $2,500,000 in favor of Stillwater. According to the terms of this note, Stillwater may, at its election, convert the principal amount of the note plus all accrued interest into shares of our common stock at a conversion rate of $1.00 per share. Stillwater also transferred to us all of the common stock it held in Shumate Machine Works.

We used $303,000 of the restructured debt to purchase machines from Larry C. Shumate, our President and Chief Executive Officer, and from A. Earl Swift, a former director.

Upon completion of the debt restructuring, we owed Stillwater a total of approximately $8,100,000 (not including a revolving credit line of $1,000,000). We received a release from Stillwater for the balance of any debt we owed (except to the extent that the debt was amended and restated, issued or guaranteed in the restructuring), which debt totaled approximately $3,813,000.

In conjunction with the debt restructuring, Stillwater loaned $350,000 to Matthew C. Flemming, our Chief Financial Officer. $100,000 of this loan was used to pay Stillwater money owed by Mr. Flemming pursuant to the terms of a personal line of credit. $250,000 of the loan was used by Mr. Flemming to purchase 250,000 shares of our common stock. Mr. Flemming had also personally guaranteed our loans to Stillwater. On October 19, 2005, Mr. Flemming owed approximately $10,000,000 under this personal guarantee. As part of the restructuring of our debt, Stillwater released Mr. Flemming from the personal guarantee.

Also in conjunction with the debt restructuring, each of our executive officers, in return for their personal guarantees on new bank debt, and each of our non-employee directors, at the time of the restructuring, had received restricted stock awards that vested upon completion of the restructuring, as follows:

Larry C. Shumate	1,500,000 shares
Matthew C. Flemming	1,000,000 shares
Russell T. Clark	1,250,000 shares
Frank X. Marshik	200,000 shares

In addition, several of our officers and directors, both former and current, received shares of our common stock, either directly or indirectly, upon conversion of unsecured notes which they held for loans made to us, on the same terms and conditions as all other holders of unsecured notes, as follows:

Larry C. Shumate	132,600 shares
Matthew C. Flemming	16,350 shares
Russell T. Clark	88,400 shares
Frank X. Marshik	126,000 shares
A. Earl Swift	957,568 shares
William S.H. Stuart*	202,517 shares
David Rains	57,500 shares

*notes held by WSHS, Inc., a corporation controlled by William S.H. Stuart

On December 5, 2005, A. Earl Swift, our former director and a significant stockholder, purchased 416,667 shares of our common stock in a private placement at a purchase price of $0.60 per share for gross proceeds of $250,000. On January 10, 2006, we granted Mr. Swift an option to purchase 150,000 shares of our common stock at an exercise price of $0.65 per share, the fair market value on the date of grant. The term of the option is five years. The grant was made as an inducement to Mr. Swift to re-join our Board of Directors. Mr. Swift died on May 30, 2006. In recognition of his past service to us, our Board of Directors vested this option immediately.

On February 22, 2006, in connection with our private placement offering, Red Rock Interests, Ltd. purchased 85,000 shares of our common stock for a purchase price of $51,000. Steven B. Erikson, who serves as a director of our company, is the President and a shareholder of Red Rock Interests, Ltd. Red Rock Interests, Ltd. participated in the private placement offering on terms identical to all other purchasers in such offering.

In the same private placement offering, Virgil Swift, the brother of A. Earl Swift, purchased 100,000 shares of our common stock for a purchase price of $60,000. Virgil Swift participated in the private placement offering on terms identical to all other purchasers in such offering.

On November 3, 2006, in connection with our private placement offering, the Francis Jungers Trust purchased an aggregate of 110,000 shares of our common stock and 55,000 warrants to purchase shares of our common stock for an aggregate purchase price of $110,000. Frank Jungers, who serves as a director of our company, is the grantor of the Francis Jungers Trust and serves as its Trustee. The Francis Jungers Trust participated in the private placement offering on terms identical to all other purchasers in such offering.

In the same private placement offering, Randall Jungers, the son of Francis Jungers, purchased an aggregate of 200,000 shares of our common stock and 100,000 warrants to purchase shares of our common stock for an aggregate purchase price of $200,000. Randall Jungers participated in the private placement offering on terms identical to all other purchasers in such offering.

On December 1, 2006, we delivered $525,000 to Stillwater National Bank as full payment of a $2.5 million convertible secured note dated October 19, 2005 owed to Stillwater National Bank. In connection with this payment, Stillwater National Bank agreed to the cancellation of the entire remaining outstanding principal and approximately $225,000 of accrued interest as of September 30, 2006, due and owing under the terms of the convertible note.

In connection with the election and appointment of Mr. Jungers to our Board of Directors in January, 2007, we granted Mr. Jungers an option to purchase up to 75,000 shares of our common stock at an exercise price of $1.75 per share pursuant to our 2005 Stock Incentive Plan. The options were fully vested and became exercisable immediately upon their grant. The options expire on the date that is five years from the date of grant.

Spectrum Law Group, LLP provides legal services to us. One of the partners at Spectrum Law Group, LLP is the son-in-law of Frank Marshik, one of our directors and stockholders. Spectrum Law Group, LLP billed us $93,000 in fees in 2005 and $82,500 in fees in 2006.

We believe that the foregoing transactions were in our best interests. Consistent with Section 144 of the Delaware General Corporation Law, it is our current policy that all transactions between us and our officers, directors and their affiliates will be entered into only if such transactions are approved by a majority of the disinterested directors, are approved by vote of the stockholders, or are fair to us as a corporation as of the time it is us at is authorized, approved or ratified by the board. We will conduct an appropriate review of all related party transactions on an ongoing basis, and, where appropriate, we will utilize our audit committee for the review of potential conflicts of interest.

Limitation of Liability of Directors and Indemnification of Directors and Officers

As permitted by Section 145 of the Delaware General Corporation Law, our certificate of incorporation includes a provision that eliminates the personal liability of our directors for monetary damages for breach or alleged breach of their fiduciary duty as directors to the fullest extent permitted by the Delaware General Corporation Law. In addition, as permitted by Section 145 of the Delaware General Corporation Law, our bylaws provide that we may, in our discretion, (i) indemnify our directors, officers, employees and agents and persons serving in such capacities in other business enterprises at our request, to the fullest extent permitted by Delaware law, and (ii) advance expenses, as incurred, to our directors and officers in connection with defending a proceeding.

We may enter into indemnification agreements with each of our directors and officers that provide the maximum indemnity allowed to directors and officers by Section 145 of the Delaware General Corporation Law and the bylaws as well as certain additional procedural protections.

The indemnification provisions in the bylaws and the indemnification agreements which we may enter into with our directors and officers may be sufficiently broad to permit indemnification of our directors and officers for liabilities arising under the Securities Act. However, we are aware that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

To be eligible for inclusion in our proxy statement and form of proxy for our next annual meeting, stockholder proposals must be submitted in writing by the close of business on December 31, 2007 to Matthew C. Flemming, Executive Vice President, Chief Financial Officer and Secretary, Shumate Industries, Inc., 12060 FM 3083, Conroe, Texas 77301.

If any proposal that is not submitted for inclusion in our next proxy (as described in the preceding paragraph) is instead sought to be presented directly at our next annual meeting, the proxies may vote in their discretion if (a) we receive notice of the proposal before the close of business on December 31, 2007 and advise stockholders in our next proxy statement about the nature of the matter and how management intends to vote on such matter or (b) we do not receive notice of the proposal prior to the close of business on December, 31, 2007. Notices of intention to present proposals at our next annual meeting should be addressed to Matthew C. Flemming, Executive Vice President, Chief Financial Officer and Secretary, Shumate Industries, Inc., 12060 FM 3083, Conroe, Texas 77301.

OTHER MATTERS

Our Board of Directors does not intend to present, or have any reason to believe others will present, any items of business other than those stated above. If other matters are properly brought before the annual meeting, the person named in the accompanying proxy will vote the shares represented by it in accordance with the recommendation of our Board of Directors.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our proxy statement or annual report to stockholders may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request to Matthew C. Flemming, Executive Vice President, Chief Financial Officer and Secretary, Shumate Industries, Inc., 12060 FM 3083, Conroe, Texas 77301; telephone: (936) 539-9533. Any stockholder who wants to receive separate copies of our proxy statement or annual report in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the above address and phone number.

ANNUAL REPORT

Our annual report on Form 10-KSB for the fiscal year ended December 31, 2006 is being delivered concurrently with this proxy statement. Any stockholder who desires an additional copy of our annual report on Form 10-KSB for the fiscal year ended December 31, 2006 may obtain a copy (excluding exhibits) by addressing a request to Matthew C. Flemming, Executive Vice President, Chief Financial Officer and Secretary, Shumate Industries, Inc., 12060 FM 3083, Conroe, Texas 77301. Exhibits also may be requested, but a charge equal to the reproduction cost thereof will be made. Stockholders may also visit our website at http://www.shumateinc.com.

By Order of the Board of Directors

/s/ Matthew C. Flemming
Matthew C. Flemming
Executive Vice President, Chief Financial Officer, Treasurer, and Secretary

April 26, 2007
Conroe, Texas

EXHIBIT A

AMENDED AND RESTATED
AUDIT COMMITTEE CHARTER

Adopted: April 8, 2002, as
amended and restated
October 25, 2002,
October 20, 2005,
and August 2, 2006

The Audit Committee (the “Audit Committee”) is a committee of the Board of Directors (the “Board”) of Shumate Industries, Inc. (the “Corporation”) designed to assist the Board in monitoring (1) the integrity of the financial statements of the Corporation, (2) the adequacy of the Corporation’s internal controls, and (3) the independence and performance of the Corporation’s independent accountants.

Purpose

The purposes of the Audit Committee are to promote the integrity and credibility of the financial reporting and disclosure practices of the Corporation, to maintain an adequate system of internal control and to assist the Board in its oversight responsibilities and compliance with applicable law.

Roles and Responsibilities

A. Maintenance of Charter. The Audit Committee shall review and reassess the adequacy of this formal written charter on at least an annual basis.

B. Financial reporting. The Audit Committee shall review and make recommendations to the Board regarding the adequacy of the Corporation’s financial statements and compliance of such statements with financial standards. In particular, and without limiting such responsibilities, the Audit Committee shall do the following:

With respect to the Annual Financial Statements:

•	Review and discuss the Corporation’s audited financial statements with management and with the Corporation’s independent accountants.

•
Review an analysis prepared by management and the independent accountants of significant financial reporting issues and judgments made in connection with the preparation of the Corporation’s audited financial statements.

•
Discuss with the independent accountant the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61 (as may be modified or supplemented) relating to the conduct of the audit.

•	Based on the foregoing, make a recommendation that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K.

•	Review and approve the audit committee report required by the rules of the Securities and Exchange Commission to be included in the Corporation’s annual proxy statement.

With respect to Quarterly Financial Statements:

•
Review with management and the independent accountants the Corporation’s quarterly financial statements prior to the filing of its Form 10-Q, or, if contemplated, before the public release of quarterly results. The review may be conducted through a designated representative member of the Audit Committee, including compliance with SAS 61 and SAS 71 as in effect at the time.

C. Internal Controls. The Audit Committee shall evaluate and report to the Board regarding the adequacy of the Corporation’s financial controls. In particular, the Audit Committee shall:

•	Evaluate whether management sets the appropriate tone concerning controls and safeguarding of Corporation assets.

•	Ensure that the independent accountants are aware that the Audit Committee is to be informed of all control problems identified.

•
Review, at least annually, the then current and future programs of the Corporation’s internal audit department, including the procedures for assuring implementation of accepted recommendations made by the auditors, and review the significant matters contained in the internal audit department reports.

•	Review any changes in the planned scope of the internal audit plan.

•	Review with the Corporation’s legal counsel all matters that may have a material impact on the financial statements.

•
Review the effectiveness of systems for monitoring compliance with laws and regulations relating to financial reporting, including any issues that might implicate Section 10A of the Securities Exchange Act of 1934.

•	Receive periodic updates from management, legal counsel and the independent accountants concerning financial compliance.

D. Relationship with Independent Accountants. The Audit Committee shall:

•	Interview, evaluate, and select or replace the Corporation’s independent accountants.

•
Ensure receipt from independent accountants of a formal written statement delineating all relationships between the independent accountants and the Corporation, consistent with Independence Standards Board Standard I.

•	Actively engage in a dialog with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants.

•	Take, or recommend that the Board take, appropriate action to oversee the independence of the independent accountants.

•	Review the scope and plan for the internal and independent audits with the independent accountants.

E. Minutes; Reports.

•	The Audit Committee shall maintain minutes or other records of meetings and activities of the Audit Committee.

•
The Audit Committee shall issue a report on the annual financial statements of the Corporation, which shall be included in the Corporation’s proxy statement. This report shall include: (i) disclosure that the Audit Committee has reviewed and discussed the audited financial statements with Management and discussed the matters required by the Statements on Auditing Standards 61 with the Corporation’s independent auditors; and (ii) whether the Audit Committee has reviewed the written disclosures and the letters from the independent auditors required by Independence Standards Board No. 1 and has discussed independence issues with the auditors.

Notwithstanding the foregoing, the independent accountants shall be ultimately accountable to the Board and the Audit Committee, as representatives of shareholders, and the Board, upon recommendation from the Audit Committee, shall have ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the independent accountants (or to nominate the independent accountants to be proposed for shareholder approval in any proxy statement).

Membership Requirements

•	The Audit Committee shall consist of at least three directors chosen by the Board.

•
No member of the Audit Committee shall be an active or retired employee of the Corporation and in the judgment of the Board shall have the ability to understand the Corporation’s basic financial statements or at that time of appointment shall undertake training for that purpose.

•	No member shall be associated with a customer or vendor of the Corporation.

•
At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or comparable experience or background (such as a position as a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities) which results in financial sophistication, recognized financial or accounting expertise.

•
All Audit Committee members shall be independent directors as defined in Section 121 of the AMEX Company Guide, as amended and the Sarbanes-Oxley Act of 2002 and shall be free of any familial, personal or financial relationship which, in the opinion of the Board, would affect the member’s independence from management.

Structure and Meetings

•	The Audit Committee shall appoint one of its members to act as a Chairperson, either generally or with respect to each meeting.

•	The Audit Committee Chairperson shall review and approve an agenda in advance of each meeting.

•	The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate or as necessary to meeting its responsibilities.

•	The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee.

•
The Audit Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent accountant to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

•	No member should vote on any issue in which he or she is not independent.

•	The Audit Committee may ask management or others to attend meetings and provide relevant information.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent accountants. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent accountants or to assure compliance with laws and regulations and the Corporation’s corporate policies.

EXHIBIT B

CHARTER FOR THE COMPENSATION & MANAGEMENT
DEVELOPMENT COMMITTEE
OF THE BOARD OF DIRECTORS

Adopted: August 2, 2006

I. PURPOSE

The Compensation and Management Development Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Shumate Industries, Inc. (the “Corporation”) whose basic responsibility is to review the performance and development of Corporation management in achieving corporate goals and objectives and to assure that senior executives of the Corporation are compensated effectively in a manner consistent with the strategy of the Corporation, competitive practice, and the requirements of the appropriate regulatory bodies. Toward that end, the Committee will oversee, review and administer all compensation, equity, and employee benefit plans and programs.

II. COMPOSITION OF THE COMMITTEE

The Committee will consist of not less than two directors, each of whom will be an “independent director” as defined in Section 121 of the AMEX Company Guide, as amended, and the Sarbanes-Oxley Act of 2002, a “non-employee director” within the meaning of Rule 16b-3 issued by the Securities and Exchange Commission (“SEC”), and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, as amended. Each appointed Committee member will be subject to annual reconfirmation and may be removed by the Board at any time.

III. RESPONSIBILITIES AND DUTIES

In carrying out its purpose, the Committee will have the following responsibilities and duties:

•
Review annually and approve the Corporation’s compensation strategy to ensure that employees of the Corporation are rewarded appropriately for their contributions to Corporation growth and profitability.

•	Review annually and approve corporate goals and objectives relevant to executive compensation and evaluate performance in light of those goals.

•
Review annually and determine the individual elements of total compensation for the Chief Executive Officer and all other officers within the meaning of Rule 16a-1(f) issued by the SEC (“Officers”), and communicate in the annual Board Compensation Committee Report to stockholders the factors and criteria on which the Chief Executive Officer and all other executive officers’ (within the meaning of Rule 3b-7 issued by the SEC) compensation for the last year was based.

•	Approve all special perquisites, special cash payments, and other special compensation and benefit arrangements for the Corporation’s Officers.

•
Review and recommend compensation for non-employee members of the Board, including but not limited to the following elements: retainer, meeting fees, committee fees, committee chair fees, equity or stock compensation, benefits, and perquisites.

•
With sole and exclusive authority, make and approve stock option grants and other discretionary awards under the Corporation’s stock option or other equity incentive plans to all persons who are Board members or Officers.

•
Grant stock options and other discretionary awards under the Corporation’s stock option or other equity incentive plans to all other eligible individuals in the Corporation’s service. The Committee may delegate to one or more corporate officers designated by the Committee the authority to make grants to eligible individuals (other than any such corporate officer) who are not Officers, provided that the number of shares underlying any such grant shall not exceed 20,000 shares of the Corporation’s common stock. Any corporate officer(s) to whom such authority is delegated shall regularly report to the Committee the grants so made. Any such delegation may be revoked at any time by the Committee.

•
Amend the provisions of the Corporation’s stock option or other equity incentive plans, to the extent authorized by the Board, and make recommendations to the Board with respect to incentive compensation and equity-based plans.

•	Approve for submission to the stockholders stock option or other equity incentive plans or amendments thereto.

•
Oversee and periodically review the operation of all of the Corporation’s employee benefit plans, including, but not limited to, the Corporation’s Stock Incentive Plan. Responsibility for day-to-day administration, including the preparation and filing of all government reports and the preparation and delivery of all required employee materials and communications, will be performed by Corporation personnel.

•
Ensure that the annual incentive compensation plan is administered in a manner consistent with the Corporation’s compensation strategy and the terms of such plan, including but not limited to the following: participation, target annual incentive awards, corporate financial goals, actual awards paid to Officers, total funds reserved for payment under the plan, and potential qualification under IRS Code Section 162(m).

•
Review matters related to management performance, compensation ,and succession planning (including periodic review and approval of Chief Executive Officer and other Officer succession planning) and executive development for executive staff.

•	Approve separation packages and severance benefits for Officers to the extent that the packages are outside the ordinary plan limits.

•
Exercise, as necessary and appropriate, all of the authority of the Board with respect to the election of corporate officers of the Corporation during the periods between the regular meetings of the Board.

•	Have full access to the Corporation’s executives and personnel as necessary to carry out its responsibilities.

•
Obtain such data or other resources as it deems necessary to perform its duties, including, but not limited to, obtaining external consultant reports or published salary surveys, and engaging independent compensation consultants and other professionals to assist in the design, formulation, analysis, and implementation of compensation programs for the Corporation’s Officers and other key employees.

•
Have responsibility for the review and approval of all reports and summaries of compensation policies and decisions as may be appropriate for operational purposes or as may be required under applicable law.

•	Perform any other activities consistent with this Charter, the Corporation’s Bylaws, and governing law as the Committee or the Board deems necessary or appropriate.

•	Review the Committee Charter from time to time and recommend any changes to the Board.

•	Report to the Board on the major items covered at each Committee meeting.

Notwithstanding the foregoing, any action of the Committee, other than the grant of stock options or other discretionary awards under the Corporation’s stock option or other equity incentive plans, may be subject to Board review and may be revised, modified, or rescinded by the Board.

IV. COMMITTEE MEETINGS

The Committee will meet as often as necessary to carry out its responsibilities. Meetings may be called by the Chairman of the Committee and/or by the management of the Corporation. Minutes of each meeting will be duly filed in the Corporation records. Reports of meetings of the Committee will be made to the Board at its next regularly scheduled meeting following the Committee meeting, accompanied by any recommendations to the Board approved by the Committee.

The Committee will also meet as and when necessary to act upon any other matters within its jurisdiction under this Charter. A majority of the total number of members of the committee will constitute a quorum at all Committee meetings. All meetings shall be held subject to and in accordance with the Delaware General Corporation Law. Minutes shall be kept of each meeting of the Committee.

EXHIBIT C

CHARTER FOR THE NOMINATION AND GOVERNANCE COMMITTEE
OF THE BOARD OF DIRECTORS

Adopted: August 2, 2006

I. PURPOSE

The Nomination and Governance Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Shumate Industries, Inc. (the “Corporation”) that shall (a) oversee, review, and make periodic recommendations concerning the Corporation’s corporate governance policies, and (b) recommend candidates for election to the Board.

II. COMPOSITION OF THE COMMITTEE

The Committee shall be comprised of not less than three directors, of whom two shall be “independent directors” as defined in Section 121 of the AMEX Company Guide, as amended, and the Sarbanes-Oxley Act of 2002. Each Committee member shall be subject to annual reconfirmation and may be removed by the Board at any time.

III. RESPONSIBILITIES AND DUTIES

In carrying out the purpose set forth in Section I above, the Committee shall:

1.	Identify and review candidates for the Board and recommend to the full Board candidates for election to the Board.

2.
Review from time to time the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board, including such factors as business experience, diversity, and personal skills in oil & gas, technology, engineering, finance, marketing, sales, international business, financial reporting and other areas that are expected to contribute to an effective Board.

3.	Periodically review the Corporation’s corporate governance policies and recommend to the Board modifications to the policies as appropriate.

4.	Have full access to the Corporation’s executives as necessary to carry out this responsibility.

5.	Perform any other activities consistent with this Charter, the Corporation’s Bylaws and governing law as the Committee or the Board deems necessary or appropriate.

6.	Review the Committee Charter from time to time for adequacy and recommend any changes to the Board.

4. COMMITTEE MEETINGS

The Committee will meet periodically as necessary to act upon any matter within its jurisdiction. A majority of the total number of members of the Committee shall constitute a quorum at all Committee meetings. All meetings shall be held subject to and in accordance with the Delaware General Corporation Law. Minutes shall be kept of each meeting of the Committee.

C-1

Appendix 1

VOTE BY MAIL

Mark, sign, and date your proxy card and return it in the postage paid envelope provided.

\*/ Please detach here \*/

The Board of Directors Recommends That You Vote FOR Each of the Proposals Below.

Proposal 1:	Election of the nominees listed to serve as directors until the next Annual Meeting.	01 Larry C. Shumate 02 Matthew C. Flemming 03 Russell T. Clark 04 Frank X. Marshik 05 Steven B. Erikson 06 Leo B. Womack 07 Kenton Chickering III 06 Francis Jungers	☐	FOR all nominees (except as marked)	☐	WITHHOLD AUTHORITY from all nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)			___________________________________________ ___________________________________________

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH NOMINEE LISTED ABOVE IN PROPOSAL 1.

Address Change? Mark Box
Indicate changes below: ☐	Dated	__________________________, 2007
__________________________________________________ __________________________________________________

Signature(s) in Box (if there are co-owners, both must sign)
PLEASE DATE AND SIGN ABOVE exactly as name appears at the left, indicating, where appropriate, office position or representative capacity. For stock held in joint tenancy, each joint owner should sign.

Shumate Industries, Inc.

Meeting Location:

The Woodlands Waterway Marriot Hotel & Convention Center
1601 Lake Robbins Drive
The Woodlands, Texas 77380

June 6, 2007
3:30 p.m. Central Daylight Savings Time

Shumate Industries, Inc. 12060 FM 3083 Conroe, Texas 77301 USA	PROXY

COMMON STOCK PROXY

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 6, 2007

The undersigned hereby appoints MATTHEW C. FLEMMING, with full powers of substitution, as proxies to represent and vote, as designated below, all shares of Common Stock of Shumate Industries, Inc., registered in the name of the undersigned at the Annual Meeting of Stockholders of the Company to be held at The Woodlands Waterway Marriot Hotel & Convention Center located at 1601 Lake Robbins Drive, The Woodlands, Texas 77380 at 3:30 p.m. (Central Daylight Savings Time) on June 6, 2007, and at any adjournment thereof, and the undersigned hereby revokes all proxies previously given with respect to the meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

See reverse side for voting instructions.